UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 7, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Item 8.01. Other Events

As previously reported, on August 20, 2019, September 25, 2019 and September 26, 2019, Novelion Therapeutics Inc. (the “Company” or “Novelion”) received notices from the Listing Qualifications Staff (“Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq had determined to delist the Company’s common shares based on the Company’s non-compliance with various listing requirements, including Listing Rules 5110(b) and 5250(c)(1) and under the discretionary authority granted to Nasdaq pursuant to Listing Rule 5101. The Company appealed to the Nasdaq Hearing Panel (the “Panel”), which stayed the suspension of trading and delisting of the Company’s common shares pending the disposition of the appeal, and such hearing regarding the Company’s continued listing on Nasdaq was held on October 3, 2019.

On October 7, 2019, the Nasdaq Office of General Counsel notified the Company that the Panel had determined to affirm the Staff’s decision to delist the Company’s shares from Nasdaq and that trading of the Company’s common shares will be suspended effective at the open of business on October 9, 2019. The Company does not intend to seek review of or appeal the Panel’s determination.

After the Company’s common shares are delisted by Nasdaq, it may trade on the over-the-counter market (“OTC”), including The Pink Market (the “Pink Sheets”), but only if a market maker applies to quote the Company’s common shares.  There is no assurance that any market maker will decide to quote the Company’s common shares immediately following delisting by Nasdaq, or at all, and thus there is no assurance that the Company’s common shares will be eligible to trade on the OTC or the Pink Sheets. However, if the Company’s common shares trade in the U.S. on the OTC or Pink Sheets, which is a less liquid market, the Company’s shareholders’ ability to trade, or obtain quotations of the market value of, the Company’s common shares would be severely limited because of lower trading volumes and transaction delays.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.   Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Additional Information About the Annual General Meeting and Where to Find It

Novelion filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 3, 2019, and commenced mailing to its shareholders on October 4, 2019, a definitive proxy statement in connection with its 2019 annual general meeting of shareholders (the “Annual Meeting”) and Novelion’s plans to liquidate and matters incidental thereto (the “Liquidation Matters”).  Security holders of Novelion are urged to read the proxy statement and the other relevant materials as and when they become available because such materials contain important information about the Annual Meeting and the proposed Liquidation Matters. The proxy statement and other relevant materials (when they become available), and any and all other documents filed by Novelion with the Commission, may be obtained free of charge at the Commission’s website at www.sec.gov.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS AS AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ANNUAL MEETING AND LIQUIDATION MATTERS.

Participants in the Solicitation

Novelion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Novelion in connection with the Annual Meeting and the Liquidation Matters.  Information about those directors and executive officers of Novelion, including their ownership of Novelion securities, is set forth in the definitive proxy statement filed with the Commission on October 3, 2019.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Novelion and its directors and executive officers in the Liquidation by reading the proxy statement and other public filings referred to in this Form 8-K.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. There can be no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this Form 8-K should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, the possibility that there will be no market for trading Novelion’s securities, whether the Novelion shareholders will approve the Liquidation Matters or other matters submitted to the Novelion shareholders at the Annual Meeting, Novelion’s ability to successfully and timely hold, and the outcome of, the Annual Meeting, the state of Novelion’s operations and remaining assets following the closing of the transaction between, inter alia, Amryt Pharma plc and Novelion’s former operating subsidiary, Aegerion Pharmaceuticals, Inc. (“Aegerion”), Novelion’s ability to effect the deconsolidation of Aegerion from its financial statements and file its Quarterly Report on Form 10-Q within the anticipated timeframe or at all, as well as those risks identified in Novelion’s filings with the Securities and Exchange Commission (the “Commission”), including the definitive proxy statement filed on October 3, 2019, and any subsequent filings with the Commission, which are available on the Commission’s website at www.sec.gov. Novelion makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  October 8, 2019